EXHIBIT 99.1

DTE Energy reports strong 2019 financial results; reaffirms guidance for 2020

•	Recognized as top corporate citizen in the U.S. by Points of Light

•	Earned AGA Safety Achievement Award

•	Awarded Biomass Project of the Year for Renewable Natural Gas Project by American Biogas Council

DETROIT, Feb. 5, 2020 - DTE Energy (NYSE: DTE) today reported 2019 earnings of $1.2 billion, or $6.31 per diluted share, compared with $1.1 billion, or $6.17 per diluted share in 2018.

2019 operating earnings were $1.2 billion, or $6.30 per diluted share, compared with 2018 operating earnings of $1.1 billion, or $6.30 per diluted share. The 2019 operating earnings results are a strong beat to the company’s original 2019 guidance. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

"We’re pleased with the significant progress we made in 2019, as our financial performance continued to be strong,” said Jerry Norcia, DTE Energy President and CEO. “The year also marked several meaningful accomplishments on our clean energy path, and we intensified our service excellence work for our customers, communities and employees."

Additionally, Norcia noted the following accomplishments:

Ranked as one of the country’s top corporate citizens by Points of Light: Only Michigan company named to the Civic 50 - the top 50 companies nationwide in corporate citizenship - by Points of Light, the world’s largest organization dedicated to volunteer service.

Earned AGA Safety Achievement Award: Received third American Gas Association Safety Achievement Award for excellence in employee safety. The award recognizes companies that have the lowest number of employee injuries and illnesses.

Recognized by American Biogas Council for Renewable Natural Gas Project: DTE Biomass Energy’s award-winning Project of the Year converts agricultural waste to clean renewable natural gas, reducing greenhouse gas emissions and offsetting fossil fuels.

Achieved significant success with MIGreenPower’s voluntary renewable energy program for both small and large customers: DTE’s MIGreenPower program, one of the country’s first voluntary renewable programs, enables large business, industrial and residential customers to attribute a greater percentage of their energy use to Michigan-made renewable energy. More than 10,000 residential customers have enrolled in MIGreenPower, and some of Southeast Michigan’s largest commercial customers have already signed up for 400 MW of voluntary wind energy, which is equivalent to powering over 135,000 homes with clean energy.

Supported job creation with Michigan businesses: Invested $2.1 billion in 2019 with Michigan-based companies, exceeding DTE’s commitment to the Pure Michigan Business Connect local supplier initiative. The company has invested over $11 billion in the ten-year effort and has supported the creation of thousands of Michigan jobs.

DTE reaffirms guidance for 2020

DTE reaffirms 2020 operating EPS guidance of $6.47 - $6.75.

“DTE delivered strong financial results in 2019 at both our utility and non-utility businesses while continuing significant investments in natural gas and electric reliability and infrastructure improvements,” said Peter Oleksiak, DTE Senior Vice President and CFO. “The company is in a great position to achieve our financial goals in 2020 and over the longer-term horizon.”

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (800) 367-2403 or international: (334) 777-6978. The passcode is 6913483. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Wednesday, Feb. 19. To access the replay, dial U.S. and Canada toll free (888) 203-1112 or international toll (719) 457-0820 and enter the passcode 6913483.

About DTE Energy
DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on power and industrial projects; renewable natural gas; natural gas pipelines, gathering and storage; and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80 percent by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric aspires to achieve net zero carbon emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2019 operating earnings guidance. It is likely that certain items that impact the company's 2019 reported results will be excluded from operating results. Reconciliations to the comparable 2019 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.
Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in the our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission.

For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended December 31,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$127	$—		$1	$128	$56	$6	D	$(2)		$60

DTE Gas	64	—		—	64	62	—		—		62

Non-utility operations
Gas Storage and Pipelines	46	13	A	(4)	55	47	—		—		47

Power and Industrial Projects	29	—		—	29	15	—		—		15
		—		—			—		—

Energy Trading	37	(37)	B	9	9	26	(13)	B	3		16
									—

Total Non-utility operations	112	(24)		5	93	88	(13)		3		78

Corporate and Other	(36)	7	C	(2)	(27)	(15)	—		(20)	E	(35)
		5	A	(1)			—		—

Net Income Attributable to DTE Energy Company	$267	$(12)		$3	$258	$191	$(7)		$(19)		$165

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended December 31, 2019 and 27% for the three months ended December 31, 2018.

Adjustments key
A) Transaction-related costs resulting from the acquisition of Blue Union and LEAP
B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

C) Impairment of equity method investment — recorded in Other income
D) One-time benefits expense reimbursement, net of customer sharing — recorded in Operating Expenses — Operation and maintenance
E) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended December 31,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$0.66	$—		$—	$0.66	$0.30	$0.03	D	$(0.01)		$0.32

DTE Gas	0.34	—		—	0.34	0.34	—		—		0.34

Non-utility operations
Gas Storage and Pipelines	0.24	0.07	A	(0.02)	0.29	0.26	—		—		0.26

Power and Industrial Projects	0.15	—		—	0.15	0.08	—		—		0.08
		—		—			—		—

Energy Trading	0.20	(0.21)	B	0.06	0.05	0.15	(0.07)	B	0.02		0.10

Total Non-utility operations	0.59	(0.14)		0.04	0.49	0.49	(0.07)		0.02		0.44

Corporate and Other	(0.19)	0.04	C	(0.01)	(0.14)	(0.08)	—		(0.11)	E	(0.19)
		0.03	A	(0.01)			—		—

Net Income Attributable to DTE Energy Company	$1.40	$(0.07)		$0.02	$1.35	$1.05	$(0.04)		$(0.10)		$0.91

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended December 31, 2019 and 27% for the three months ended December 31, 2018.

(2) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Year Ended December 31,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$714	$(11)	A	$3	$716	$664	$—		$7	F	$669
		13	B	(3)			2	G	(1)
		—		—			(4)	H	1

DTE Gas	185	(6)	A	2	181	150	—		10	F	159
		—		—			1	G	—
		—		—			(3)	H	1

Non-utility operations
Gas Storage and Pipelines	204	13	C	(4)	213	235	—		(2)	F	233

Power and Industrial Projects	133	—		—	133	161	—		(1)	F	163
		—		—			(4)	H	1
							8	I	(2)

Energy Trading	49	(25)	D	6	30	39	1	D	—		40

Total Non-utility operations	386	(12)		2	376	435	5		(4)		436

Corporate and Other	(116)	7	E	(2)	(107)	(129)	—		7	F	(122)
		5	C	(1)			—		—

Net Income Attributable to DTE Energy Company	$1,169	$(4)		$1	$1,166	$1,120	$1		$21		$1,142

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the year ended December 31, 2019 and 27% for the year ended December 31, 2018.

Adjustments key
A) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses — Operation and maintenance
B) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net
C) Transaction-related costs resulting from the acquisition of Blue Union and LEAP
D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

E) Impairment of equity method investment — recorded in Other income
F) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense
G) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance
H) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance
I) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Year Ended December 31,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$3.86	$(0.06)	A	$0.02	$3.87	$3.66	$—		$0.04	F	$3.69
		0.07	B	(0.02)			0.02	G	(0.01)
		—		—			(0.03)	H	0.01

DTE Gas	1.00	(0.03)	A	0.01	0.98	0.83	—		0.06	F	0.89
		—		—			0.01	G	—
		—		—			(0.02)	H	0.01

Non-utility operations
Gas Storage and Pipelines	1.10	0.07	C	(0.02)	1.15	1.30	—		(0.01)	F	1.29

Power and Industrial Projects	0.72	—		—	0.72	0.89	—		(0.01)	F	0.89
		—		—			(0.03)	H	0.01
							0.04	I	(0.01)

Energy Trading	0.26	(0.14)	D	0.04	0.16	0.22	0.01	D	—		0.23

Total Non-utility operations	2.08	(0.07)		0.02	2.03	2.41	0.02		(0.02)		2.41

Corporate and Other	(0.63)	0.04	E	(0.01)	(0.58)	(0.73)	—		0.04	F	(0.69)
		0.03	C	(0.01)			—		—

Net Income Attributable to DTE Energy Company	$6.31	$(0.02)		$0.01	$6.30	$6.17	$—		$0.13		$6.30

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the year ended December 31, 2019 and 27% for the year ended December 31, 2018.

(2) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page